UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2016
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State of Incorporation)	1-31719 (Commission File Number)	13-4204626 (IRS Employer Identification Number)
200 Oceangate, Suite 100, Long Beach, CA 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On August 17, 2016, Molina Healthcare, Inc. issued a press release announcing it has commenced an offer to exchange up to $700 million aggregate principal amount of its 5.375% Senior Notes due 2022 and the note guarantees associated therewith issued on November 10, 2015, in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for up to an equal aggregate principal amount of its 5.375% Senior Notes due 2022 and the note guarantees associated therewith registered under the Securities Act. The exchange offer is registered under the Securities Act pursuant to an effective registration statement on Form S-4 filed with the Securities and Exchange Commission. The full text of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits:
Exhibit

No.	Description
99.1	Press release of Molina Healthcare, Inc. issued August 17, 2016, regarding Molina’s commencement of offer to exchange its privately-placed Senior Notes due 2022 for registered Senior Notes due 2022.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	August 17, 2016	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit

No.	Description
99.1	Press release of Molina Healthcare, Inc. issued August 17, 2016, regarding Molina’s commencement of offer to exchange its privately-placed Senior Notes due 2022 for registered Senior Notes due 2022.